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                         SECURITIES AND EXCHANGE COMMISSION



                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

                             Date of Report:  August 9, 1996

                     AmeriCredit Automobile Receivables Trust 1996-B
                 (Exact Name of Registrant as specified in its charter)


       United States                 33-98620                  88-0359494
       -------------                 --------                  ----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                   Identification Number)



                                c/o AmeriCredit Financial
                                     Services, Inc.
                               Attention:  Daniel E. Berce
                                   200 Bailey Avenue
                                 Fort Worth, TX  76107
                                 (Address of Principal
                                   Executive Office)

                                    (817) 332-7000
                               Registrant's phone number

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Item 5.       Other Events

       Information relating to distributions to Certificateholders for the July, 1996, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.       Financial Statements, Exhibits

     Exhibit No.    Exhibit
     -----------    -------
         1.         Servicer's Certificate for the July, 1996 Collection
                    Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                   EXHIBIT INDEX


Exhibit
-------

  1. Servicer's Certificate for the July, 1996 Collection Period relating to the Certificates issued by the Registrant.

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                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Executive Vice President,
     Chief Financial Officer
     and Treasurer



August 9, 1996